Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Symons International Group, Inc. (the "Company") on Form 10K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date herof (the 'Report"), I , Douglas
H. Symons, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to sction 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) of 15(d) of the Securieties Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods stated therein.


Dated:  June  3,  2003                         By:  /s/  Douglas  H.  Symons
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                                                         Douglas  H.  Symons
                                                   Chief  Executive  Officer